UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2021
KBS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-53649	26-0658752
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of Granite Tower
On December 16, 2010, KBS Real Estate Investment Trust II, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired a 31-story office building located in Denver, Colorado containing 593,527 rentable square feet on approximately 0.7 acres of land (“Granite Tower”).
On July 23, 2021, the due diligence period expired under the purchase and sale agreement and escrow instructions (the “Agreement”) for the sale of Granite Tower by and between an indirect wholly owned subsidiary of the Company and Granite Tower LLC (the “Purchaser”), an affiliate of CP Group. The Purchaser is unaffiliated with the Company or KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”).
On September 3, 2021, the Company completed the sale of Granite Tower for $203.5 million, or $174.1 million net of credits given to the purchaser primarily for outstanding tenant improvements and lease incentives, before third-party closing costs of approximately $1.0 million and excluding disposition fees payable to the Advisor. In connection with the disposition of Granite Tower, the Company repaid the entire $95.4 million principal balance and all other sums due under a mortgage loan secured by Granite Tower.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1

	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2021 (Liquidation Basis)	F-2

	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Six Months ended June 30, 2021	F-4

(d)	Exhibits

Ex.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: September 8, 2021	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

KBS REAL ESTATE INVESTMENT TRUST II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the condensed consolidated statement of net assets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of June 30, 2021 (liquidation basis, unaudited), the related condensed consolidated statement of changes in net assets for the six months ended June 30, 2021 (liquidation basis, unaudited), and the notes thereto. The condensed consolidated financial statements of KBS REIT II as of and for the six months ended June 30, 2021 have been included in KBS REIT II’s prior filings with the SEC.
The following unaudited pro forma condensed consolidated statement of net assets as of June 30, 2021 has been prepared to give effect to the disposition of Granite Tower as if the disposition occurred on June 30, 2021. The unaudited pro forma condensed consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS REIT II as the disposition occurred on September 3, 2021 and certain amounts and balances have changed.
The following unaudited pro forma condensed consolidated statement of changes in net assets for the six months ended June 30, 2021 has been prepared to give effect to the September 3, 2021 disposition of Granite Tower as if the disposition occurred on January 1, 2021.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Granite Tower been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2021
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	Granite Tower (b)		Pro Forma Total
Assets
Real estate	$666,776	$(174,776)		$492,000
Cash and cash equivalents	7,365	75,021	(c)	82,386
Rents and other receivables	467	—		467
Other assets	900	—		900
Total assets	$675,508	$(99,755)		$575,753
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$32,811	$(2,851)	(d)	$29,960
Notes payable	240,520	(95,350)	(e)	145,170
Accounts payable and accrued liabilities	5,607	—		5,607
Due to affiliates	36	—		36
Liabilities for estimated closing costs and disposition fees	13,888	(3,494)	(f)	10,394
Other liabilities	2,707	(1,025)	(g)	1,682
Total liabilities	295,569	(102,720)		192,849
Commitments and contingencies
Net assets in liquidation	$379,939	$2,965		$382,904

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2021
(a)Historical condensed consolidated statement of net assets derived from KBS REIT II’s Quarterly Report on Form 10-Q as of June 30, 2021.
(b)Represents adjustments to reflect the disposition of Granite Tower. The aggregate liquidation value, net of estimated closing credits, of Granite Tower was $174.8 million, excluding estimated closing costs.
(c)Represents the amount of net cash proceeds from the disposition of Granite Tower, based on the gross sales price of $203.5 million and reduced by the $95.4 million of debt outstanding due under the Granite Tower Mortgage Loan, and net of closing credits, closing costs, the disposition fee and rental security deposits.
(d)Represents the adjustment to eliminate estimated receipts in excess of estimated costs subsequent to June 30, 2021.
(e)Represents the required repayment of the outstanding debt due under the Granite Tower Mortgage Loan. As of June 30, 2021, the outstanding principal balance of the loan was $95.4 million.
(f)Represents the adjustment to estimated closing costs and disposition fees to reflect the disposition.
(g)Represents the adjustment for rental security deposits transferred to the purchaser upon disposition.

KBS REAL ESTATE INVESTMENT TRUST II, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2021
(Liquidation Basis, in thousands)

		Pro Forma Adjustments
	KBS REIT II Historical (a)	Granite Tower (b)	Pro Forma Total
Net assets in liquidation, beginning of period	$381,495	$11,531	$393,026
Changes in net assets in liquidation			—
Change in liquidation value of real estate properties after closing costs/disposition fees	(29,145)	23,622	(5,523)
Change in estimated cash flow during liquidation	5,623	(4,540)	1,083
Change in estimated capital expenditures	23,620	(27,648)	(4,028)
Redemptions	(1,243)	—	(1,243)
Other changes, net	(411)	—	(411)
Changes in net assets in liquidation	(1,556)	(8,566)	(10,122)
Net assets in liquidation, end of period	$379,939	$2,965	$382,904

KBS REAL ESTATE INVESTMENT TRUST II, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2021
(a)Historical condensed consolidated statement of changes in net assets derived from KBS REIT II’s Quarterly Report on Form 10-Q for the six months ended June 30, 2021.
(b)The net assets in liquidation increased primarily as a result of adjustments to eliminate the estimated costs in excess of estimated receipts during liquidation and a decrease of the estimated closing costs related to the sale of Granite Tower.